                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


   Date of Report (Date of Earliest Event Reported)     December 15, 1998
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                       Asset Backed Securities Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State of Other Jurisdiction Of Incorporation)


        333-00365                                  13-3354848
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  (Commission File Number)               (I.R.S. Employer Identification No.)


11 Madison Avenue, New York, New York                           10010
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(Address of  Principal Executive Offices)                     (zip code)


                                 (212) 325-1811
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if changed Since Last Report)


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Item 5.                   Other Events

                          The Registrant is filing final forms of the Exhibits listed in Item 7(c) below.

Item 7.                   Financial Statements and Exhibits.

                          (c) Exhibits.

Exhibit
No.                       Document Description
--------------------------------------------------------------------------------
1.3                       Underwriting Agreement, dated as of December 7, 1998,
                          between Credit Suisse First Boston Corporation and
                          Asset Backed Securities Corporation.

4.1.5                     Indenture, dated as of November 1, 1998 between Triad
                          Auto Receivables Owner Trust 1998-4, as Issuer, and
                          The Chase Manhattan Bank, as Indenture Trustee.

4.4.8                     Amended and Restated Trust Agreement, dated as of
                          November 1, 1998, among Asset Backed Securities
                          Corporation, Triad Financial Special Purpose
                          Corporation II, a Delaware corporation, as initial
                          Certificateholder, Triad Financial Corporation and
                          Wilmington Trust Company, as Owner Trustee.

4.4.9 Note Guaranty Surety Bond, dated December 15, 1998 and delivered by Financial Security Assurance Inc.

10.1.5                    Receivables Purchase Agreement, dated as of November
                          1, 1998 between Triad Financial Corporation, a
                          California corporation, as Seller, and Asset Backed
                          Securities Corporation, as Purchaser.

10.2.3                    Sale and Servicing Agreement, dated as of November 1,
                          1998, among Triad Auto Receivables Owner Trust 1998-4, as Issuer, Asset Backed Securities Corporation, Triad
                          Financial Corporation, a California corporation, as Servicer, and The Chase Manhattan Bank, as Indenture
                          Trustee as Backup Servicer.

10.3.2                    Indemnification Agreement, dated as of November 1,
                          1998, among Financial Security Assurance Inc., Triad
                          Financial Corporation and Credit Suisse First Boston
                          Corporation.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ASSET BACKED SECURITIES CORPORATION
                                                    (Registrant)



                                          By: /s/ Philip Weingord
                                             -----------------------------------
                                             Name:  Philip Weingord
                                             Title:  Vice President


Dated:  December 31, 1998


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

                                  Exhibit Index

Exhibit
No.                       Document Description
--------------------------------------------------------------------------------
1.3                       Underwriting Agreement, dated as of December 7, 1998,
                          between Credit Suisse First Boston Corporation and
                          Asset Backed Securities Corporation.

4.1.5                     Indenture, dated as of November 1, 1998 between Triad
                          Auto Receivables Owner Trust 1998-4, as Issuer, and
                          The Chase Manhattan Bank, as Indenture Trustee.

4.4.8                     Amended and Restated Trust Agreement, dated as of
                          November 1, 1998, among Asset Backed Securities
                          Corporation, Triad Financial Special Purpose
                          Corporation II, a Delaware corporation, as initial
                          Certificateholder, Triad Financial Corporation and
                          Wilmington Trust Company, as Owner Trustee.

4.4.9 Note Guaranty Surety Bond, dated December 15, 1998 and delivered by Financial Security Assurance Inc.

10.1.5                    Receivables Purchase Agreement, dated as of November
                          1, 1998 between Triad Financial Corporation, a
                          California corporation, as Seller, and Asset Backed
                          Securities Corporation, as Purchaser.

10.2.3                    Sale and Servicing Agreement, dated as of November 1,
                          1998, among Triad Auto Receivables Owner Trust 1998-4, as Issuer, Asset Backed Securities Corporation, Triad
                          Financial Corporation, a California corporation, as Servicer, and The Chase Manhattan Bank, as Indenture
                          Trustee as Backup Servicer.

10.3.2                    Indemnification Agreement, dated as of November 1,
                          1998, among Financial Security Assurance Inc., Triad
                          Financial Corporation and Credit Suisse First Boston
                          Corporation.


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